EXHIBIT 10.1
                                 AMENDMENT NO. 2
                                       TO
                           LOAN AND SECURITY AGREEMENT

     This Amendment to Loan and Security Agreement is entered into as of March 23, 1998, by and between Silicon Valley Bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East", and Electronic Designs, Inc. ("Borrower").

                                    RECITALS

     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 23, 1996, as amended from time to time (the "Agreement"). Borrower and Bank desire to extend the term of the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. The following definitions in Section 1.1 of the Agreement are amended to read as follows:

          "Revolving Facility" means the facility under which Borrower may request Bank to issue cash advances in a principal amount not to exceed Three Million Dollars ($3,000,000), as specified in Section 2.1 hereof.

          "Revolving Maturity Date" means January 21, 1999.

     2.   The second sentence of Section 2.1 is amended to read as follows:

     For purposes of this Agreement, "Borrowing Base" shall mean an amount equal to seventy-five percent (75%) of Eligible Accounts minus the Term Amount.

     3. The reference in Section 2.1.1 to "Five Million Dollars ($5,000,000) is amended to read "Two Million Dollars ($2,000,000)".

     4.   Sections 6.8, 6.9, 6.10 and 6.11 are amended to read as follows:

          6.8 QUICK RATIO. Borrower on a consolidated basis shall maintain, as of the last day of each calendar quarter, a ratio of Quick Assets to Current Liabilities of not less than 1.00 to 1.00.

          6.9 DEBT SERVICE COVERAGE. Beginning June 30, 1998, borrower on a consolidated basis shall maintain, as of the last day of each calendar quarter, a Debt Service Ratio of not less than 1.25 to 1.00. "Debt Service Coverage" means the sum of Borrower's net profits, depreciation, amortization and interest for the preceding calendar quarter, divided by the interest and principal payments due on Indebtedness of Borrower for such calendar quarter.

          6.10 DEBT-TANGIBLE NET WORTH RATIO. Borrower on a consolidated basis shall maintain as of the last day of each calendar quarter, a maximum ratio of Total Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 1.25 to 1.00.

          6.11 TANGIBLE NET WORTH. Borrower on a consolidated basis shall maintain, as of the last day of each fiscal quarter, a Tangible Net Worth plus Subordinated Debt of not less than Ten Million Dollars ($10,000,000) plus Fifty Percent (50%) of Borrower's aggregate net profits (with no deduction for losses) from each subsequent quarter.

     5.   Section 6.12 is deleted from the Agreement.

     6.   Exhibits C and D are amended to read in the form attached hereto.

     7. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. As a condition to the effectiveness of this Amendment, Bank shall receive a fee of Fifteen Thousand Dollars ($15,000) and an amount equal to the Bank Expenses incurred in connection with this Amendment.

     8. This Amendment to Loan and Security Agreement shall be effective only when it shall have been executed by Borrower and Bank, provided in no event shall it become effective until signed by an officer of Bank in California.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ELECTRONIC DESIGNS, INC.                  SILICON VALLEY BANK, doing business as
                                                   Silicon Valley East

By                                        By
  -----------------------------------       ------------------------------------

Title                                     Title
     --------------------------------          ---------------------------------
                                          SILICON VALLEY BANK


                                          By
                                            ------------------------------------

                                          Title
                                               ---------------------------------

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE
--------------------------------------------------------------------------------

Borrower:         Electronic Designs, Inc.

Commitment Amount:  $3,000,000
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
    1.   Accounts Receivable Book Value as of  ___
              (includes foreign Accounts)                           $___________
    2.   Additions (please explain on reverse)                      $___________
    3.   TOTAL ACCOUNTS RECEIVABLE                                  $___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
    4.   Amounts over 90 days due                       $___________
    5.   Balance of 50% over 90 day accounts            $___________
    6.   Concentration Limits                           $___________
    7.   Governmental Accounts                          $___________
    8.   Contra Accounts                                $___________
    9.   Promotion or Demo Accounts                     $___________
    10.  Intercompany/Employee Accounts                 $___________
    11   Other (please explain on reverse)              $___________
    12.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS           $___________
    13.  Eligible Accounts (#3 minus #12)                           $___________
    14.  LOAN VALUE OF ACCOUNTS (75% of #13)                        $___________
    15.  Outstanding Term Amount                                    $___________
    16.  LOAN VALUE OF ACCOUNTS LESS
         TERM AMOUNT (#14 minus #15)                                $___________

BALANCES
    17.  Maximum Loan Amount                                        $___________
    18.  Total Funds Available [Lesser of #16 or #17]               $___________
    19.  Present balance owing on Line of Credit                    $___________
    20.  Outstanding under Sublimits ( )                            $___________
    21.  RESERVE POSITION (#16 minus #17, #18 and #19)              $___________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Amended and Restated Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:                                                  BANK USE ONLY

Electronic Designs, Inc.                                   Rec'd by_____________
                                                                   Auth. Signer
BY_________________________                                Date:________________

____________________________                               Verified:____________
    Authorized Signer                                               Auth. Signer
                                                           Date:________________

                                                           _____________________

EXHIBIT 10.1
                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK

FROM:             ELECTRONIC DESIGNS, INC.

     The undersigned authorized officer of Electronic Designs, Inc. hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending March 29, 1998 with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in accompanying letter or footnotes.

     Please indicate compliance status by circling Yes/No under "Complies" column.

     Reporting Covenant                    Required                               Complies
     ------------------                    --------                               --------

     Monthly Financial Statement           Monthly within 30 days                 Yes      No
     Annual (CPA Audited)                  FYE within 90 days                     Yes      No
     A/R & A/P Agings                      Monthly within 20 days                 Yes      No
     A/R Audit                             Initial and Semi-Annual                Yes      No
     Form 10K                              Annually within 5 days                 Yes      No
     Form 10Q                              Quarterly within 5 days                Yes      No

     Financial Covenant                    Required               Actual          Complies
     ------------------                    --------               ------          --------

     Maintain on a Quarterly Basis:
       Minimum Quick Ratio                 1.00:1.00               ____:1.0       Yes      No

       Minimum TNW + Sub Debt              $10,000,000 +
                                           50% profits             $______        Yes      No
       Maximum Debt/Tangible Net Worth     1.25:1:00               _____:1.0      Yes      No

       Minimum Debt Service Ratio          1..25:1.0               _____:1.0      Yes      No

Comments Regarding Exceptions:  See Attached.


Sincerely,                                     BANK USE ONLY

                                               Received by:_____________________
__________________________                                   AUTHORIZED SIGNER
SIGNATURE(S)
                                               Date:____________________________

__________________________                     Verified:________________________
TITLE(S)                                                    AUTHORIZED SIGNED

                                               Date:____________________________
__________________________                     Compliance Status:   Yes       No
DATE